IRA Ideal!

                               Defined Asset Funds

                             Select Growth Portfolio

                               Select Series 1999

                        Capital Appreciation Quantitative

                                        C

                A Disciplined Approach to Growth Stock Investing

                              [logo] Merrill Lynch

How the Portfolio is Selected

O'Shaughnessy Capital Management, Inc., a registered investment advisor (the Portfolio Consultant), developed a quantitative selection model that screens a universe of over 5,000 stocks to identify growth stocks believed to be reasonably priced with attractive growth potential.

Here is how it works:

1. Growth is defined by selecting stocks with consensus estimated earnings per share growth of 20% for the next year. Then, to give a longer-term view and to avoid short- term run ups, the Portfolio Consultant screens for a 20% estimated consensus earnings per share growth for the next three to five years.

2. Value is considered by selecting growth stocks with Price to Earnings Ratios not exceeding their estimated three to five year earnings growth rates. This removes expensive stocks.

3. Relative strength is determined by separating out stocks with strong price performance over the prior six months.

4. The Portfolio Consultant eliminates smaller companies with market capitalizations below $750 million.

      Finally, the ten stocks considered most attractive are selected by the Sponsors.

The securities are selected and held without regard to any buy or sell recommendations of any of the Sponsors.

Deciding which investments may support your long-term investment objectives at an acceptable risk level can be difficult. This is particularly true if you're interested in incorporating aggressive growth stocks into your portfolio. While many mutual funds and money managers follow a "growth stock" investment style, there is no generally accepted definition of a growth stock and no easy way to select them. That's why Defined Asset Funds developed a portfolio designed to provide definition and discipline to aggressive growth stock investing...

The Select Growth Portfolio

The Strategy

The Select Growth Portfolio is based on the Strategy of buying ten screened growth stocks and holding them for about a year. At the end of the year, we expect to select a new Portfolio by reapplying the Strategy. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment.

This is a one-year investment but, like all equity investing, a longer-term view is appropriate. To reduce the effect of short-term volatility, we recommend following the Strategy for at least three to five years for potentially more consistent results.

Portfolio Defined

This preselected Portfolio will remain relatively fixed throughout its one-year life. You will always know how your dollars are invested.

Convenience Defined

There's no need for multiple security purchases. Defined Asset Funds offers diversification among ten stocks, with only one price to track -- quoted weekly in Barron's.

No Sell Decisions

The Portfolio follows a disciplined strategy of buying and holding stocks for about one year. You may also have the option of reinvesting after a year, at a reduced sales charge, to continue with the Strategy.

Exchange Option

You can exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds at a reduced sales charge.

Purchase Option

Investments start at about $250, with sales charge discounts available for purchases of $50,000 or more.

Investor Profile

This portfolio is designed for investors whose primary objective is long-term growth. Investors should have the will and ability to withstand the extreme price volatility of aggressive growth stocks for the potential of greater rewards over time.

A DEFINED PORTFOLIO

Company                                          Symbol

ACNielsen Corporation                             ART
     Conveys market research, information and analysis of consumer products and services domestically and internationally. It also offers customized research, media measurement and consumer panel services.

American Eagle Outfitters, Inc.                   AEOS
     Specialty retailer of teen casual apparel, footwear, outerwear and accessories including dungarees, khakis and t-shirts. The company operates approximately 380 retail stores throughout the U.S.

Dycom Industries, Inc.                            DY
     Provides engineering, construction and maintenance services to telecommunications providers throughout the U.S. Dycom's other services include providing underground utility locating, electric utility contracting and installing integrated voice, data and video networks in office buildings.

Family Dollar Stores, Inc.(1)                     FDO
     National discount store chain operating throughout the U.S. under the Family Dollar Stores name.

ICN Pharmaceuticals, Inc.(1)                      ICN

     Manufactures and markets prescription and non-prescription pharmaceuticals, as well as biotechnology research products with operations in North America, Latin America, Europe and the Pacific Rim.

Macromedia, Inc.                                  MACR
     Develops, sells and supports software products and technologies for the Web. Macromedia's publishing products enable designers and developers to create interactive e-commerce, entertainment, news and information.

Orthodontic Centers of America, Inc.              OCA
     Provides practice management services such as developing orthodontic centers and managing the business operations and marketing aspects of the affiliated orthodontists' practices in the U.S., Puerto Rico, Mexico and Japan.

Renal Care Group, Inc.                            RCGI
     Leasing and owning dialysis centers throughout the U.S., Renal Care Group provides dialysis and ancillary services to patients with chronic kidney failure through contractual relationships with various hospitals.

Symantec Corporation                              SYMC
     Global software company that develops computer security software, remote productivity solutions and related Internet tools. The company partners with some of the largest companies in the technology industry in order to expand market share.

US Oncology, Inc.                                 USON
     Provides a variety of comprehensive management services such as strategic, financial, management information, administration, personnel, clinical research and clinical initiatives and standards under long-term agreements with oncology practices throughout the U.S.

(1) Only these stock currently pay dividends. The current annual dividends per share for the Securities in Portfolio numbers 4 and 5 are $0.20 and $0.28, respectively, based on the latest quarterly, semi-annual or annual declaration. There can be no assurance that future dividend payments, if any, will be maintained in an amount equal to these dividends.

Past Performance of Prior Select Growth Portfolios

Past performance is no guarantee of future results.

Series From Inception Through 6/30/99       Most Recently Completed Portfolio
     (including annual rollovers)

Inception      Series    Return              Period           Series    Return

2/14/95           A      28.00%              2/17/98-3/19/99     A      26.37%

6/6/95            B      15.04               5/18/98-6/18/99     B     -13.99

8/1/95            C      4.49                8/18/97-9/18/98     C     -23.74

11/1/95           D      14.89               11/17/97-12/18/98   D     -28.98

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Select Now!

You can get started today with the Select Growth Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. Therefore, the Portfolio should be considered speculative and not a complete equity investment program.

o    There can be no assurance that the Portfolio will meet its objective.

o The Portfolio is designed for investors who can assume the risks associated with speculative equity investments. It is not appropriate for investors seeking capital preservation or current income.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o The model and the Portfolio Consultant have a limited track record. Since February, 1995, when the first Portfolio was offered, the model has generally underperformed the S&P 500 Index and other equity indices.

o It is unlikely that the Portfolio will change over its one-year life, even if the stock market decreases in value or there are adverse developments affecting the stocks held.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                        As a % of Public         Amount Per
                                         Offering Price          1,000 Units

      Initial Sales Charge                    1.00%                $10.00
      Deferred Sales Charge                   1.75%                $17.50
      Maximum Sales Charge                    2.75%                $27.50
                                              ===========================
      Estimated Annual Expenses
         (as a % of net assets)              0.208%                 $2.06
      Estimated Organization Costs                                  $2.58


If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on the Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount                             Total Sales Charge as a % of
Purchased                              Public Offering Price

Less than $50,000                             2.75%
$50,000 to $99,999                            2.50%
$100,000 to $249,999                          2.00%
$250,000 to $999,999                          1.75%
$1,000,000 or more                            1.00%


Defined Asset Funds

Buy With Knowledge o Hold With Confidence

EQUITY INVESTOR FUNDS

Other Select Series
Select Ten Portfolio (DJIA)
United Kingdom Portfolio
      (Financial Times Index)
Institutional Holdings Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's Industry
      Turnaround Portfolio
Select Standard & Poor's
      Intrinsic Value Portfolio

Concept Series
Baby Boom Economy Portfolios
Health Care Trust
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio
Index Series
S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds

[logo] Printed on Recycled Paper

11591BR-8/99

[Copyright] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member
SIPC.